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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 9, 2006


                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                         001-16587                      58-1597246
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                  Identification
 Incorporation)                                                      Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

               On August 9, 2006, Orion HealthCorp, Inc. (the "Company") issued a press release reporting financial results for the second quarter and six months ended June 30, 2006. The press release is attached as Exhibit 99.1 to this current report.


Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits - The  following  exhibits  are  furnished  as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on August 9, 2006.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ORION HEALTHCORP, INC.


                             By: /s/ Stephen H. Murdock
                                 -----------------------
                                 Stephen H. Murdock
                                 Chief Financial Officer



Date: August 9, 2006

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------

99.1            Copy of press release issued by the Company on August 9, 2006.